UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    July 24, 2012

HARSCO CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-03970	23-1483991
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Poplar Church Road, Camp Hill, Pennsylvania	17011
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   717-763-7064

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 24, 2012, the Board of Directors (the "Board") of Harsco Corporation (the "Company") appointed James F. Earl to the Company’s Board of Directors, increasing the size of the Board to nine directors, of whom eight are considered independent directors.  Mr. Earl’s initial term as a director will expire at the Company’s 2013 Annual Meeting of Stockholders.  Mr. Earl will also serve on the Audit Committee of the Board, starting with the upcoming meetings in October.

Mr. Earl has served as the Executive Vice President and Chief Operating Officer of GATX Corporation ("GATX") since 2006, overseeing GATX’s global rail operations along with its industrial equipment finance activities.  He was recently named President of the GATX Rail International business group, where he leads GATX’s increasing focus on international rail growth.  Mr. Earl also serves as the Chief Executive Officer of GATX’s American Steamship Company subsidiary.  Chicago-based GATX is one of the world’s leading railcar and locomotive leasing companies.

Mr. Earl has served as an executive with GATX since 1988 and before that held executive positions with two other railroad companies, Soo Line Railroad and Southern Pacific Transportation Company.  He is a past recipient of the Norman W. Seip Award for Industry Excellence in the rail finance industry.

As a non-employee director, Mr. Earl will receive compensation in the same manner as the Company's other non-employee directors, which compensation the Company previously disclosed in its Proxy Statement for the Company's 2012 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on March 23, 2012.

There are no understandings or arrangements between Mr. Earl and any other person pursuant to which Mr. Earl was selected to serve as a director of the Company. There are no family relationships between Mr. Earl and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer, and there are no transactions between Mr. Earl or any immediate family member and the Company or any of its subsidiaries.

A copy of the press release, dated July 25, 2012, announcing Mr. Earl’s election is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit 99.1            Press release dated July 25, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARSCO CORPORATION

Date: July 26, 2012	By:	/s/ A. Verona Dorch
A. Verona Dorch
Vice President and General Counsel

Exhibit Index

Exhibit Number	Description
99.1	Press release dated July 25, 2012